Exhibit 10.1

AMENDMENT TO LOAN AGREEMENT

AMENDMENT dated as of December 12, 2006, to the Loan Agreement dated as of October 12, 2006 (the “Loan Agreement), between AVANTOGEN ONCOLOGY, INC., a Delaware corporation, as “Borrower”, and CHOPIN OPUS ONE L.P., a Cayman Islands limited partnership, as Lender”.

Borrower has requested that Lender extend for a period of time the Maturity Date of the Loan, and Lender is amenable to so doing, in each case, in accordance with the terms and conditions hereof.

Accordingly, Borrower and Lender hereby agree as follows:

1. Extension. The term “Maturity Date, as said term is defined and used in the Loan Agreement and the Note, shall be deemed to mean, in each and every instance, March 31, 2007.

2. Defined Terms. Capitalized terms that are used but not otherwise defined in this Amendment have the respective meanings ascribed thereto in the Loan Agreement.

3. Continuing Effectiveness. The Loan Agreement and the Note, as modified hereby, continue to be in full force and effect in accordance with the respective terms thereof.

AVANTOGEN ONCOLOGY, INC.		CHOPIN OPUS ONE L.P.

		By:	Chopin Holdings Ltd.
By:	/s/ Angela Bronow Davanzo		Its General Partner
Angela Bronow Davanzo
	Chief Financial Officer		By:	Greenland Limited
Its Director

				By:	/s/
Authorized Signatory